SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 24, 2003


                                    SLI, INC.
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               (Exact Name of Registrant as Specified in Charter)



           Oklahoma                    0-25848                 73-1412000
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(State or Other Jurisdiction of     (Commission                (IRS Employer
       Incorporation)               File Number)            Identification No.)


                 500 Chapman Street, Canton, Massachusetts 02021
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               (Address of principal executive offices) (zip code)

                                  (781) 828-2948
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                           Registrant's telephone number,
                                including area code:


                                   Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On March 24, 2003, SLI Inc. (the "Company") and certain of the Company's subsidiaries, each of which is a debtor and a debtor-in-possession in the Company's Chapter 11 proceeding in the U.S. Bankruptcy Court for the District of Delaware, announced that the Company has reached an agreement in principle with its prepetition secured lenders in the United States and a committee of its unsecured creditors regarding the terms of a consensual reorganization of the Company and emergence from chapter 11. The Company also announced that it withdrew its requests previously made to the U.S. Bankruptcy Court for the District of Delaware for approval of the sale of the Company's Miniature Lighting business to M Capital and of its General Lighting business to a corporation controlled by Frank M. Ward, Chairman and Chief Executive Officer of the Company. The Company has been operating under chapter 11 protection since September 9, 2002. While no reorganization plan has been finalized, SLI continues to believe that it is unlikely that there will be any recovery for the Company's stockholders. A copy of the Company's press release announcing the foregoing is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits.

(a) Exhibits:

         Number            Description

         99.1     Press Release, dated as of March 24, 2003, of SLI, Inc.

6
                                            SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SLI, Inc.


                                       By:   /s/ Robert J. Mancini
                                             -----------------------------------
                                       Name: Robert J. Mancini
                                       Title: Chief Financial Officer





Date:  March 24, 2003

                                INDEX TO EXHIBITS

         Number            Description

         99.1     Press Release, dated as of March 24, 2003, of SLI, Inc.

                                                                    Exhibit 99.1
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                            [LETTERHEAD OF SLI, INC.]
                                                        Corporate Headquarters
                                                        500 Chapman Street
                                                        Canton, MA 02021
                                                        Tel. 781-828-2948
                                                        Fax 781-828-2012



Company Contact:      Robert Mancini or Brian Whittman at (781) 828-2948

         Summary:     SLI REACHES AGREEMENT IN  PRINCIPLE  WITH ITS LENDERS
                      AND UNSECURED CREDITORS REGARDING ITS REORGANIZATION AND EMERGENCE FROM CHAPTER 11

                      SLI WITHDRAWS MOTIONS SEEKING APPROVAL OF PURCHASE AGREEMENTS TO SELL ITS MINIATURE LIGHTING AND GENERAL LIGHTING DIVISIONS

FOR IMMEDIATE RELEASE

CANTON, MA - March 24, 2003 - SLI, Inc. ("SLI" or the "Company") announced that it has reached an agreement in principle with its prepetition secured lenders in the United States and a committee of its unsecured creditors regarding the terms of a consensual reorganization of the Company and emergence from chapter 11.

The Company stated that a substantial portion of the Company's secured debt was recently acquired by funds advised by DDJ Capital, a Wellesley, Massachusetts investment adviser. DDJ and two other investors now have acquired substantially all of the Company's secured debt. These three institutions have advised SLI that they intend to sponsor a restructuring of the Company in which the secured lenders will convert their debt into one or more equity securities of SLI and the unsecured creditors will receive an agreed upon cash payment and a funded interest in certain preference and other claims. The proposed restructuring is subject to customary conditions, including approval of the United States Bankruptcy Court and its creditors.

As part of its understanding with its secured and unsecured creditors, the Company expects to file a formal plan of reorganization with the United States Bankruptcy Court in Wilmington, Delaware within the next thirty days and hopes to emerge from the bankruptcy proceedings by mid to late summer.

A Company spokesperson stated, "The stable financial platform provided by this reorganization will benefit our customers, vendors and employees, and in our view, represents the best solution for all of those constituencies. We are extremely pleased with this result and look forward to continuing to provide quality lighting products, services and solutions for many years to come."

The Company also announced that it withdrew its requests previously made to the United States Bankruptcy Court for approval of the sale of the Company's Miniature Lighting business to M Capital and of its General Lighting business to a corporation controlled by Frank M. Ward, SLI's Chairman and Chief Executive Officer.

The Company has been operating under chapter 11 protection since September 9, 2002. While no reorganization plan has been finalized, SLI continues to believe that it is unlikely that there will be any recovery for the Company's stockholders.

SLI, Inc., based in Canton, MA, is a vertically integrated designer, manufacturer and seller of lighting systems, which are comprised of lamps and fixtures. The Company offers a complete range of lamps (incandescent, fluorescent, compact fluorescent, high intensity discharge, halogen, miniature incandescent, neon, LED and special lamps). The Company also offers a comprehensive range of fixtures. The Company serves a diverse international customer base and markets, has 35 plants in 11 countries and operates throughout the world. The Company believes that it is also the #1 global supplier of miniature lighting products for automotive instrumentation.

Statements in this release may be forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect assumptions and involve risks and uncertainties that may affect the Company's business and prospects and cause actual results to differ materially from these forward-looking statements. Among the factors and risks that may affect the Company's future results are the ability of the Company to successfully: complete a financial and operational reorganization of the Company in the Chapter 11 process; continue to operate in the ordinary course and manage its relationships with its creditors, including its lenders, note holders, vendors and suppliers, employees and customers given the Company's financial condition; sell all or parts of the Company; reduce costs and improve cash flow; limit the Company's vulnerability to general adverse economic conditions; sell and market its products worldwide; retain sole source and other limited source supplies; find suitable manufacturers to which the Company can outsource certain of its products; continue to protect its intellectual property; and manage other uncertainties and risk factors, such as those described from time to time in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 30, 2001 and Quarterly Report on Form 10-Q for the period ended September 30, 2002.

For more information, visit our website: http://www.sliinc.com.
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